UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 9, 2008
(Date of earliest event reported)

CITICORP MORTGAGE SECURITIES TRUST, SERIES 2008-2 (Issuer in Respect of the Citicorp Mortgage Securities Trust, Series 2008-2 REMIC Pass-Through Certificates)
(Exact name of issuing entity as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of depositor as specified in its charter)

CITIMORTGAGE, INC.
(Exact name of sponsor as specified in its charter)

New York	333-145532-03	Applied For
(State or other jurisdiction of organization of issuing entity)	(Commission File No. of Issuing Entity)	(I.R.S. Employer Identification No.)

1000 Technology Drive, O'Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

Depositor's Telephone Number, including area code:   (636) 261-1313

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated as of June 1, 2008 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

The Pooling and Servicing Agreement governs the Citicorp Mortgage Securities Trust, Series 2008-2 REMIC Pass-Through Certificates issued on June 26, 2008.

The Offered Certificates (other than Classes IA-PO, IA-IO, IIA-PO, IIA-IO, B-1, B-2 and B-3) were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated May 28, 2008, among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Citigroup Global Markets Inc. (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached as Exhibit 1.1. The Class IA-PO, IA-IO, IIA-PO, IIA-IO, B-1, B-2 and B-3 Certificates were transferred to CitiMortgage, Inc. as partial consideration for the purchase of mortgage loans by Citicorp Mortgage Securities, Inc.

Simultaneously with the issuance of the Offered Certificates, the $1,340,000.00 initial principal amount of class B-4 certificates, $619,000.00 initial principal amount of class B-5 certificates, and $1,340,397.00 initial principal amount of class B-6 certificates were transferred to CitiMortgage, Inc. as partial consideration for the purchase of mortgage loans by Citicorp Mortgage Securities, Inc.

The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement, dated as of June 1, 2008 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the form of Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01                                Financial Statements and Exhibits

(d)           Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(1.1)	Underwriting Agreement, dated May 28, 2008, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Citigroup Global Markets Inc.

(4.1)	Pooling and Servicing Agreement, dated as of June 1, 2008, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated as of June 1, 2008, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 9, 2008	CITICORP MORTGAGE SECURITIES, INC. (Depositor) By: /s/ Howard Darmstadter --------------------------------- Howard Darmstadter Assistant Secretary

Index to Exhibits

Exhibit No.	Description
(1.1)	Underwriting Agreement, dated May 28, 2008, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Citigroup Global Markets Inc.

(4.1)	Pooling and Servicing Agreement, dated as of June 1, 2008, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated as of June 1, 2008, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.